UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 24, 2004

                                   XFONE, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                          Commission File No. 333-67232

                                   11-3618510
                     (I.R.S. Employer Identification Number)

                                  960 High Road
                         London, United Kingdom N12 9RY
               (Address of principal executive offices) (Zip Code)

                                011.44.8451087777
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

It was mutually agreed by Xfone, Inc. ("the Company") and Mr. Tommy Ferguson, Chief Financial Officer of the Company, that effective December 24, 2004 Mr. Ferguson would cease his managerial duties as Chief Financial Officer. It was further agreed that Mr. Ferguson would stay on at the Company until January 18, 2005. If the Company so desires Mr. Ferguson will be available to the Company as a consultant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Xfone, Inc.

                                         /s/ Guy Nissenson
                                         -----------------
                                         By: Guy Nissenson
                                         President and Chief Executive Officer

Date: December 29, 2004